Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events:
19.      Subsequent Events:
  On February 2, 2017, the Company completed a private placement of 6,310,272 common shares, at a price of $8.154 per share (the “February 2017 Private Placement”). The aggregate gross proceeds to the Company were approximately $51.5 million, raised for general corporate purposes.  One of the Company's significant shareholders, Oaktree and its affiliates, purchased a total of 3,244,292 of the common shares in the February 2017 Private Placement.
  On February 9, 2017, the Company entered into agreement with a third party to sell the vessel Star Eleonora at market terms. The vessel was delivered to its new owner in early March.
  On March 1, 2017, the Company took delivery of the Newcastlemax vessel Star Virgo (ex HN 1371), which, as disclosed in Note 5, is financed under a bareboat charter accounted for as a capital lease, from CSSC (Hong Kong) Shipping Company Limited.
  In March 2017, the Company entered into definitive agreements to acquire two modern Kamsarmax drybulk carriers from an unaffiliated third party for an aggregate total consideration of  $30.3 million. Each of the vessels has a carrying capacity of 81,713 deadweight tons and was built with high specifications at Jiangsu New Yangzijiang in 2013. The vessels are expected to be delivered to the Company between March and May 2017. The Company is currently in advanced discussions with a financial institution to secure financing for up to 50% of the acquisition costs of the vessels.